UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

New Horizons Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Domestic small-cap stocks gained in the first half of 2017, still buoyed by hopes of stronger growth, lower taxes, and deregulation. While we have yet to see those outcomes materialize, U.S. economic growth and stable inflation continue to support U.S. stock markets.

As we have done in the past, we wish to share some of our findings on what it takes for a company to become a market leader. In past letters, we have discussed the importance of intellectual honesty, diversity of thought, and organizational adaptability. In this letter, we want to discuss the important role a leader’s background can play in cultivating these qualities. It is interesting to note that at this time of societal soul-searching on the pros and cons of immigration, we have found that 34% of our private company leaders were born outside the U.S. While we do not believe that our survey results are surprising, we would like to share them with our investors as we continue to highlight the interplay among creativity, diversity, innovation, and adaptability in achieving market dominance.

PERFORMANCE REVIEW

The New Horizons Fund returned 17.82% for the six-month period ended June 30, 2017, outperforming the 9.97% return of its benchmark, the Russell 2000 Growth Index, as a result of stock selection in the information technology, consumer discretionary, and industrials and business services sectors. The fund also outperformed the Lipper Small-Cap Growth Funds Index’s 10.98% return. (The returns for the I Class will vary due to its differing fee structure.)

The New Horizons Fund was in the top 5% of its Lipper small-cap growth funds peer group for the 3-, 5-, and 10-year periods ended June 30, 2017. Based on cumulative total return, Lipper ranked the fund 128 of 545, 24 of 487, 14 of 436, and 3 of 324 for the 1, 3-, 5-, and 10-year periods ended June 30, 2017, respectively. (Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

U.S. stocks rose in the first half of 2017, led by large-caps and growth stocks, amid continued hopes for tax cuts and increased infrastructure spending—although neither has materialized. Strong first-quarter corporate earnings were supportive of equity markets, which were largely unfazed by lackluster first-quarter economic growth, two interest rate increases by the Federal Reserve, President Trump’s domestic political controversies, and increased geopolitical tensions. While markets rallied throughout the reporting period, the so-called Trump trade—which had favored cyclically oriented stocks in late 2016—began to fade early in the period.

STRATEGY REVIEW

In prior shareholder letters, we have discussed our internal process and cited others who have similar frameworks from whom we have learned—notably, Ed Catmull and his book, Creativity, Inc., and Stanley McChrystal’s Team of Teams. Furthermore, we have detailed our Act 1 to Act 2 framework for early-stage growth, and we have focused on the importance of the human element in both our internal process and our external evaluation of opportunities. We seek companies that have the potential for an Act 2. These enterprises have the ability to find a second phase of growth—a new product, additional market, or innovation—after their first growth engine, or Act 1, has run its course. Act 1 companies that successfully transition to Act 2 have been critical to our outperformance, and we aim to partner with them as early as possible. Our quantitative work reveals that few companies reach the minimum scale necessary to begin the journey toward market leadership. We compiled a study of all initial public offerings (IPOs) since 1995 and found that only 10% of businesses that enter the public markets at less than $1 billion in annual revenue ever reach this threshold. This fact underscores just how rare potential Act 2 companies actually are.

When we look at an early Act 1 business, we want to know that it is building the people, processes, and systems necessary to keep winning at scale. We care about management’s willingness to invest for the future, not just its ability to execute in the present. Most industries eventually undergo significant change, so it is important that business leaders and their counterparts possess an adaptive mentality by which they learn from the marketplace and act to reshape it to their own ends. Management teams need to be honest about their challenges. Transitioning to Act 2 requires a number of skills, including the ability to properly balance customers, employees, and shareholders; to construct a strong corporate culture; and to foster an ownership mentality. But most importantly, managers need the ability to adapt and transition.

Transitions between phases of growth are rarely smooth. Internal and external forces provide real challenges. Thus, as an early-stage growth investor, we cannot predict with certainty which businesses will have a successful challenge to an Act 2, but we can evaluate whether the fundamental characteristics of a business are capable of transitioning. Inevitably, the Act 1 to Act 2 transition will result in a challenging period, and transitions are difficult. Vital to doing this successfully is a commitment to intellectual honesty, diversity of thought, and emphasis on organizational adaptability.

In prior shareholder letters, we have detailed how Ed Catmull and Pixar created and nurtured this characteristic of intellectual honesty and sharp feedback central to the creative process. In a similar light, we discussed how Stanley McChrystal in Team of Teams discarded a century of conventional wisdom and helped the military adapt to fight an unconventional war against Al Qaeda. As Catmull detailed in Creativity, Inc., two years into making Toy Story 2, Pixar’s creative director, John Lasseter, watched the reels that had been made to date. “A couple of hours later, he emerged, walked right into my office, and shut the door,” Catmull recalls, “Disaster is the word he used.” Over the next few months, Catmull replaced the director and reworked the story, essentially creating an entirely new movie. Catmull describes this process as “the most grueling production schedule we would ever undertake—the crucible in which Pixar’s true identity was forged.” This process would not have occurred were it not for the Pixar leaders’ unusual intellectual honesty and their ability to seek help at key points.

Catmull credits the eventual turnaround of Toy Story 2 to a group he called the “Braintrust,” which emerged organically during the making of Toy Story and comprised proven problem-solvers who worked magnificently together. The Braintrust’s most important characteristic, Catmull explains, was its ability to analyze “without any of its members themselves getting emotional or defensive.” We think this characteristic of intellectual honesty and the ability to bring diverse perspectives to bear on a problem are vital to solving complex problems and to success in the creative process.

In this letter, we will discuss the importance of diversity of thought and experiences in the ability to adapt. Executing a successful transition from Act 1 to Act 2 is about the ability to change. The leadership team is going to have to grow, some members of the team are going to be replaced, the competitive environment is going to change, and the product set will evolve. Having an organization that can deal with change and sort through these acts requires an ability to consistently grow and adapt, and that process benefits from multiple perspectives. It is critical for understanding complex situations and positioning a company to address them.

The challenge of responding successfully to change is not a simple one for companies or investors. On one hand, the ability to execute well day in and day out rewards consistency of process and minimal dispersion of outcome. On the other hand, for a company like Pixar to recognize the need to change and navigate that change effectively requires adaptability and intellectual honesty. We have found—through over two decades of first-hand experience in meeting, interviewing, and investing in management teams—that the more perspectives a team brings to a problem, the more effective the solution.

Numerous studies support our anecdotal experience, demonstrating that informational or cognitive diversity aids in handling complex tasks. Cognitive diversity matters in all its forms. In a March 2017 study in the Harvard Business Review, “Teams Solve Problems Faster When They’re More Cognitively Diverse,” Alison Reynolds and David Lewis demonstrate that a group will solve problems faster when its members are more differentiated in traits like knowledge-processing (whether an individual looks to deploy new or existing knowledge) and perspective (whether someone prefers to use group insights or their own expertise). Cognitive diversity frequently stems from social or identity diversity since people of different gender, ethnicity, and race have often confronted different challenges and, therefore, bring different solutions to bear.

Recently, there has been much political and societal discourse about immigration and diversity. The two are inexorably linked. Diversity of thought comes from diversity in experience, background—and yes, culture. Underlying our early-stage growth framework is our view that diversity of thought is vital. But frankly, until the recent scrutiny on immigration, we had never examined our early-stage growth process from this perspective. What we found is not surprising, yet we feel it is worth sharing with our shareholders.

When we examine the 69 private companies in which the New Horizons Fund has invested, we find that 34% of our private company chief executives (CEOs) or co-CEOs were born outside the U.S.1 This squares with what Peter Vandor and Nikolaus Franke found in their October 2016 study profiled in the Harvard Business Review, “Why Are Immigrants More Entrepreneurial?” Since they are generally more risk-tolerant and are well-equipped to incorporate cross-cultural experiences into their work, immigrants represent 27.5% of entrepreneurs despite being only 13% of the general population.

As the president of the New Horizons Fund, I am proud to share that I was born Enrique Ellenbogen Martin in Madrid, Spain, to a Spanish father and an American mother. While I lived in multiple cities, I grew up in Miami for the most part, which has the distinction of being the first majority-minority city in the U.S. My family, teachers, friends, and professional colleagues reinforced that diversity of thought and background brought valuable perspective. This insight aids me as I evaluate investment opportunities and people. A broader look at the New Horizons Fund’s Investment Advisory Committee finds that five—or 42%—of our members were born outside the U.S. This background has provided us with a greater desire to engage and learn from others with different perspectives.

The fund’s Investment Advisory Committee has its own form of the Braintrust. We meet monthly for investment reviews, in which one analyst will present an investment thesis to several peers. Our process creates an ongoing discussion that features critical analysis of the facts and encourages discussions that benefit from multiple perspectives. We like to incorporate as many different experiences and areas of expertise as possible, since we know that maximizing the cognitive diversity in our decision-making process will help us analyze the problem more effectively.

It is with this spirit of intellectual honesty, diversity of thought, and desire to attract the best talent from all backgrounds that the Committee strives to accomplish the mission of the New Horizon Fund and serve our clients.

1We sent a survey to 80 of our private company CEOs and co-CEOs asking them for their place of birth. Overall, we were able to collect data on 68 executives, or 85%, and we found that 23 of those 68 were born abroad.

PORTFOLIO REVIEW

Shopify, a Canadian e-commerce company that develops computer software for online stores and retail points of sale, was our top contributor in the first half of 2017. The company began as a tool for building e-commerce stores and has grown into an omni-channel platform that offers its clients several “storefronts,” including mobile applications, social media profiles, and brick-and-mortar locations. While Shopify’s customer-facing solutions help small businesses enhance their footprint on the front end, the company’s products are especially differentiated on the back end, allowing merchants to manage inventory, customer service, and fulfillment across marketplaces. We see Shopify as a classic Act 1 company with a management team that is focused on adapting to its customers and competitors as it reaches Act 2. Shopify has gained a critical level of market share that we believe will help it accelerate growth in the future. The company has shown it can compete for larger customers in the mid-market, which should enhance its financial model and help bring the company to profitability in the near future. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Atlassian, an early-stage enterprise software company, was also an important contributor. The company’s flagship product, Jira, has become the global standard workflow platform for programmers. We originally invested in Atlassian during a private investment round, partially because we found the company’s culture to be exceptional. Atlassian places an emphasis on creativity through its program of “20% time,” the idea that a fifth of each employee’s time should go toward developing his or her own freelance projects that are interesting and fun. This policy gives employees a sense of autonomy and has helped Atlassian innovate on a consistent basis. The company has traditionally focused on product quality over its selling operation, which has helped position it for continuous user growth through viral word-of-mouth marketing. Atlassian invests more in product than sales and prices its products affordably. This process has created a flywheel that allows the company to constantly grow its installed base and discourages competitors from entering the market. As a result, Atlassian has built a powerful suite of products around collaboration, enterprise chat, and developer tools that are levered to secular trends in enterprise software. Its recent acquisition of Trello reaffirms Atlassian’s commitment to its culture. Trello is a smaller software company that prioritizes research and development and prefers to fund projects internally rather than use outside sources—much like Atlassian.

Another strong performer was Vail Resorts, a durable growth company that operates the only true network of ski resorts in America. In 2008, Vail introduced the EPIC pass that provided customers a discount if purchased before Thanksgiving. With this innovation, Vail transformed a historically transactional and highly seasonal business into a high-return subscription business that is less affected by weather. Vail acquired Whistler Blackcomb in 2016 and, so far, has exceeded investor expectations for revenue and cost synergies. Owning Whistler makes Vail’s network more valuable for existing customers, who enjoy more skiing options as part of the same season pass. This process, when paired with the company’s superior scale, enables Vail to get a superior return on acquisitions relative to its competitors. We expect that both additional synergies from Whistler and the company’s recent acquisition of Stowe will only further strengthen Vail’s network in the coming years.

Our largest detractor in the period was O’Reilly Automotive. The company has been one of our best performers in the last 10 years, thanks to its ability to deliver a vast array of vehicle components to retail stores and commercial repair shops much faster than competitors. O’Reilly also has a best-in-class service model that has helped inspire customer loyalty over many years. However, O’Reilly has begun to face a combination of short-term and industry-related pressures that have affected the stock. A mild winter resulted in less-than-usual damage to roadways, which reduced demand for car repairs. Looking ahead, O’Reilly may face revenue headwinds from an increase in the population of electric vehicles, which require fewer repairs than traditional internal combustion engine cars, and a relative decline in miles driven due to ridesharing. There is also a slight chance that Amazon.com could increase its activity in auto parts. We still own the stock because of O’Reilly’s structural competitive advantages and its ability to gain share in the industry, but we are closely monitoring our position.

OUTLOOK

Despite the uncertain macroeconomic environment and geopolitical backdrop—including the potential impact of the Federal Reserve’s continued tightening—strong U.S. employment and stable inflation suggest that markets could continue their advance for some time.

The price-to-earnings ratio of the fund’s holdings at the end of June was 32.5, up modestly since December 31, 2016. While U.S. stock valuations are generally at or above historical averages, corporate earnings are expected to improve in 2017, having recently recovered from an “earnings recession” that lasted more than a year. However, many stocks in the small-cap universe are fully valued, and valuations for the fund’s holdings are elevated relative to large-caps. For example, the fund’s P/E ratio on expected 12-month forward earnings relative to the same measure for the S&P 500 Index was 1.81 at the end of June. While this was down from 1.90 in the period ended December 31, 2016, we believe investors should temper their total return expectations for the year ahead.

While we take macroeconomic events into account in the course of monitoring portfolio risks, we expect that our bottom-up stock selection process will continue to be the most important driver of our returns. By identifying companies that have innovative business models, strong management teams, and significant competitive advantages, we believe that we can continue to produce favorable long-term returns for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

July 29, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Initial public offering (IPO): The first sale of stock to the public by a formerly private company.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the performance of 400 U.S. mid-cap companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/17
Vail Resorts	2.8%
SS&C Technologies Holdings	2.1
Waste Connections	1.8
CBOE Holdings	1.8
Roper Technologies	1.6
Burlington Stores	1.6
Liberty Expedia Holdings	1.5
Liberty Ventures	1.5
CoStar Group	1.5
West Pharmaceutical Services	1.5
Lennox International	1.5
Shopify	1.3
TransUnion	1.3
PriceSmart	1.2
GrubHub Seamless	1.2
Zillow	1.2
Cable One	1.2
Service Corporation International	1.2
Wix.com	1.1
O'Reilly Automotive	1.1
Signature Bank	1.1
RH	1.0
Centene	1.0
Rollins	1.0
Old Dominion Freight Line	1.0
Total	35.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/17

Best Contributors		Worst Contributors	
Shopify	39¢	O'Reilly Automotive	-19¢
RH	35	Core-Mark Holding	-8
Vail Resorts	31	Microsemi	-4
SS&C Technologies Holdings	27	Twilio	-4
Wix.com	26	Papa John's International	-4
Liberty Ventures	23	Allegiant Travel	-4
CoStar Group	20	Parsley Energy	-3
Liberty Expedia Holdings	19	Tempur Sealy International	-3
Atlassian	19	Booz Allen Hamilton	-3
CBOE Holdings	18	Ritchie Bros. Auctioneers	-3
Total	257¢	Total	-55¢

12 Months Ended 6/30/17

Best Contributors		Worst Contributors	
Shopify	49¢	O'Reilly Automotive	-17¢
Vail Resorts	47	Michaels	-13
Wix.com	44	Diplomat Pharmacy*	-12
RH	37	Core-Mark Holding	-11
Liberty Ventures	33	Ophthotech*	-8
SS&C Technologies Holdings	30	Novavax*	-8
Burlington Stores	27	Mobile Mini	-5
IDEXX Laboratories	25	Twilio	-5
TESARO	25	Therapeutics MD	-4
CBOE Holdings	24	Acuity Brands	-4
Total	341¢	Total	-87¢

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights   For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 43.31	$ 42.46	$ 43.78	$ 46.27	$ 33.17	$ 31.03
Investment activities						
Net investment loss[(1)]	(0.06)	(0.13)	(0.16)	(0.15)	(0.17)	(0.03)
Net realized and unrealized gain / loss	7.78	3.48	2.12	2.76	16.33	5.04
Total from investment activities	7.72	3.35	1.96	2.61	16.16	5.01
Distributions						
Net realized gain	–	(2.50)	(3.28)	(5.10)	(3.06)	(2.87)
NET ASSET VALUE						
End of period	**$ 51.03**	**$ 43.31**	**$ 42.46**	**$ 43.78**	**$ 46.27**	**$ 33.17**
Ratios/Supplemental Data						
Total return[(2)]	**17.82%**	**7.79%**	**4.50%**	**6.10%**	**49.11%**	**16.20%**
Ratio of total expenses to average net assets	0.77%[(3)]	0.79%	0.79%	0.79%	0.80%	0.80%
Ratio of net investment loss to average net assets	(0.27)%[(3)]	(0.31)%	(0.35)%	(0.32)%	(0.41)%	(0.09)%
Portfolio turnover rate	19.1%	42.0%	34.1%	39.9%	35.3%	35.0%
Net assets, end of period (in millions)	$ 16,981	$ 14,740	$ 14,880	$ 15,356	$ 15,844	$ 9,727

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 91.8%		
CONSUMER DISCRETIONARY 18.8%		
Auto Components 0.3%		
Gentherm (1)	1,437,194	55,763
		55,763
Distributors 0.7%		
Core-Mark Holding (2)	3,245,851	107,308
Pool	250,052	29,398
		136,706
Diversified Consumer Services 2.7%		
Bright Horizons Family Solutions (1)	2,399,484	185,264
Nord Anglia Education (1)	2,561,507	83,428
Service Corporation International	6,886,418	230,351
ServiceMaster Global Holdings (1)	1,099,434	43,087
		542,130
Hotels, Restaurants & Leisure 4.8%		
Dunkin Brands	2,076,438	114,453
Fiesta Restaurant (1)(2)	2,263,579	46,743
Jack in the Box	963,930	94,947
Lindblad Expeditions Holdings (1)(2)	2,244,601	23,568
Lindblad Expeditions Holdings, Warrants, 7/10/20 (1)(2)	778,500	1,752
Papa John's International	1,030,502	73,949
Red Rock Resorts, Class A	1,517,371	35,734
Vail Resorts (2)	2,787,331	565,354
Zoe's Kitchen (1)	254,610	3,033
		959,533
Household Durables 0.3%		
Tempur Sealy International (1)	1,270,853	67,851
		67,851
Internet & Direct Marketing Retail 4.2%		
Etsy (1)	4,364,275	65,464

Liberty Expedia Holdings, Series A (1)(2)	5,612,218	303,172
Liberty TripAdvisor Holdings, Class A (1)	852,997	9,895
Liberty Ventures, Series A (1)(2)	5,776,477	302,052
MakeMyTrip (1)	795,177	26,678
Netflix (1)	451,042	67,390
Priceline (1)	25,327	47,375
Wayfair, Class A (1)	72,664	5,586
		827,612
Media 1.2%		
Cable One (2)	330,370	234,860
Central European Media Enterprises, Warrants, 5/2/18 (1)	1,255,170	3,778
		238,638
Multiline Retail 0.4%		
Lojas Renner (BRL)	8,818,260	72,880
		72,880
Specialty Retail 4.2%		
Burlington Stores (1)(2)	3,474,385	319,609
Michaels (1)	3,862,539	71,534
Monro Muffler Brake	265,049	11,066
O'Reilly Automotive (1)	1,004,510	219,727
Reed Krakoff International, Acquisition Date: 8/30/13 – 10/14/14 Cost $11,106 (1)(3)(4)(5)	111,063	—
RH (1)(2)	3,216,079	207,501
		829,437
Total Consumer Discretionary		3,730,550
CONSUMER STAPLES 2.4%		
Beverages 0.2%		
Boston Beer, Class A (1)	270,170	35,703
		35,703

Food & Staples Retailing 1.9%		
Casey's General Stores	812,854	87,065
Performance Food (1)	523,158	14,334
PriceSmart (2)	2,789,705	244,378
Sprouts Farmers Market (1)	1,622,542	36,783
		382,560
Food Products 0.3%		
Blue Buffalo Pet Products (1)	506,416	11,552
Nomad Foods (1)	1,995,700	28,159
TreeHouse Foods (1)	236,628	19,330
		59,041
Total Consumer Staples		477,304
ENERGY 1.2%		
Energy Equipment & Services 0.2%		
Dril-Quip (1)	322,694	15,748
Forum Energy Technologies (1)	1,582,900	24,693
		40,441
Oil, Gas & Consumable Fuels 1.0%		
Centennial Resource Development, Acquisition Date: 12/28/16 – 6/8/17, Cost $5,745 (1)(3)	396,200	5,954
Centennial Resource Development, Class A (1)	2,269,507	35,904
Diamondback Energy (1)	344,167	30,565
Matador Resources (1)	2,004,838	42,843
Parsley Energy, Class A (1)	1,476,401	40,970
Seven Generations Energy, Class A (CAD) (1)	1,602,210	27,441
Venture Global, Series C, Acquisition Date: 5/25/17 Cost $9,773 (1)(3)(5)	2,739	9,773
		193,450
Total Energy		233,891

FINANCIALS 6.6%		
Banks 3.2%		
Signature Bank (1)	1,475,662	211,802
SVB Financial Group (1)	800,427	140,707
Texas Capital Bancshares (1)	874,715	67,703
Webster Financial	2,566,735	134,035
Western Alliance Bancorp (1)	1,648,317	81,097
		635,344
Capital Markets 2.7%		
CBOE Holdings	3,829,842	350,047
MSCI	1,813,359	186,758
		536,805
Consumer Finance 0.2%		
DLP Payments Holdings, Non-Voting Shares, Acquisition Date: 3/7 – 12/13/16, Cost $14,965 (1)(3)(5)	38,617	30,529
DLP Payments Holdings, Ordinary Shares, Acquisition Date: 2/20/15 – 12/13/16, Cost $7,051 (1)(2)(3)(5)	21,675	17,136
		47,665
Insurance 0.4%		
First American Financial	1,091,077	48,760
Third Point Reinsurance (1)	2,255,000	31,345
		80,105
Thrifts & Mortgage Finance 0.1%		
PennyMac Financial Services, Class A (1)	976,524	16,308
		16,308
Total Financials		1,316,227
HEALTH CARE 16.8%		
Biotechnology 8.0%		
Abcam (GBP) (2)	10,584,378	134,191
ACADIA Pharmaceuticals (1)	621,652	17,338

Acceleron Pharma (1)	786,366	23,898
Acerta Pharma, Class B, Acquisition Date: 5/12/15 Cost $4,434 (1)(3)(5)	175,251,555	11,391
Advanced Accelerator Applications, ADR (1)	384,225	15,000
Agios Pharmaceuticals (1)	482,212	24,810
Aimmune Therapeutics (1)	446,431	9,179
Alexion Pharmaceuticals (1)	161,205	19,614
Alkermes (1)	252,801	14,655
Alnylam Pharmaceuticals (1)	920,658	73,432
Ardelyx (1)	356,984	1,821
Avexis (1)	284,737	23,394
Axovant Sciences (1)	157,918	3,662
BeiGene, Acquisition Date: 4/21/15 - 9/15/16, Cost $– (1)(3)	7	—
BeiGene, ADR (1)	334,482	15,052
Bluebird Bio (1)	548,527	57,623
Blueprint Medicines (1)	611,602	30,990
Clovis Oncology (1)	711,575	66,625
Corvus Pharmaceuticals (1)	81,861	990
Dyax (1)(5)	784,845	1,923
Editas Medicine (1)	557,210	9,350
Exelixis (1)	1,378,201	33,945
FibroGen (1)	171,173	5,529
Incyte (1)	867,992	109,289
Insmed (1)	2,626,210	45,066
Ironwood Pharmaceuticals (1)	4,208,763	79,461
Kite Pharma (1)	1,235,834	128,119
Neurocrine Biosciences (1)	2,179,788	100,270
Prothena (1)	746,396	40,395
Puma Biotechnology (1)	1,327,733	116,044
Radius Health (1)	1,518,076	68,662
SAGE Therapeutics (1)	853,157	67,945
Seattle Genetics (1)	314,273	16,260
Seres Therapeutics (1)	132,381	1,496
Spark Therapeutics (1)	657,365	39,271
TESARO (1)	1,043,163	145,897

Ultragenyx Pharmaceutical (1)	499,477	31,022
		1,583,609
Health Care Equipment & Supplies 3.5%		
Align Technology (1)	269,724	40,491
Dexcom (1)	1,107,600	81,021
GenMark Diagnostics (1)	1,737,205	20,551
IDEXX Laboratories (1)	1,004,950	162,219
JAND, Class A, Acquisition Date: 4/23/15, Cost $6,923 (1)(3)(5)	602,790	5,648
Oxford Immunotec Global (1)	374,919	6,306
West Pharmaceutical Services	3,125,000	295,375
Wright Medical (1)	3,425,749	94,174
		705,785
Health Care Providers & Services 3.1%		
Acadia Healthcare (1)	2,184,192	107,855
Centene (1)	2,568,661	205,185
Henry Schein (1)	1,019,984	186,677
Teladoc (1)	185,350	6,432
WellCare Health Plans (1)	601,357	107,980
		614,129
Health Care Technology 0.8%		
athenahealth (1)	1,136,778	159,774
		159,774
Life Sciences Tools & Services 1.0%		
Bruker	5,476,390	157,939
Illumina (1)	294,084	51,030
		208,969
Pharmaceuticals 0.4%		
Catalent (1)	561,255	19,700
GW Pharmaceuticals, ADR (1)	288,509	28,923
Pacira Pharmaceuticals (1)	104,416	4,980
Therapeutics MD (1)	3,161,122	16,659

Zeneca, Acquisition Date: 7/18/13, Cost $0 (1)(3)(5)	288,910	178
		70,440
Total Health Care		3,342,706

INDUSTRIALS & BUSINESS SERVICES 18.8%

Aerospace & Defense 0.9%		
BWX Technologies	3,357,062	163,657
DigitalGlobe (1)	403,755	13,445
		177,102
Airlines 0.5%		
Alclear Holdings, Acquisition Date: 9/4/15 – 2/21/17 Cost $18,354 (1)(2)(3)(4)(5)	370,410	23,847
Allegiant Travel	214,512	29,088
Wheels Up Partners, Class B, Acquisition Date: 9/18/15 – 12/16/16, Cost $22,697 (1)(2)(3)(4)(5)	7,989,973	24,929
Wheels Up Partners, Class C, Acquisition Date: 6/22/17 Cost $18,460 (1)(2)(3)(4)(5)	5,916,523	18,459
		96,323
Building Products 1.8%		
Armstrong Worldwide Industries (1)	1,598,887	73,549
Lennox International	1,595,964	293,083
		366,632
Commercial Services & Supplies 4.6%		
Clean Harbors (1)	1,628,710	90,931
Healthcare Services	1,109,213	51,945
Mobile Mini (2)	5,201,336	155,260
Ritchie Bros. Auctioneers	2,249,894	64,662
Rollins	5,031,473	204,831
Waste Connections	5,473,225	352,585
		920,214

Construction & Engineering 0.8%		
Valmont Industries	1,088,486	162,837
		162,837
Electrical Equipment 0.7%		
Acuity Brands	715,840	145,516
		145,516
Industrial Conglomerates 1.6%		
Roper Technologies	1,400,551	324,270
		324,270
Machinery 3.4%		
Graco	1,015,420	110,965
Middleby (1)	874,813	106,299
RBC Bearings (1)	1,182,843	120,366
Rotork (GBP)	28,775,385	88,217
Toro	2,886,100	199,978
WABCO Holdings (1)	100,135	12,768
Welbilt (1)	1,578,459	29,754
		668,347
Professional Services 1.7%		
Advisory Board (1)	1,716,833	88,417
TransUnion (1)	5,823,933	252,234
		340,651
Road & Rail 1.3%		
Encapsys Holdings, Series A, Acquisition Date: 8/3/15 – 12/16/16, Cost $19,599 (1)(2)(3)(4)(5)	195,982	37,828
Old Dominion Freight Line	2,118,140	201,732
Saia (1)	288,529	14,802
		254,362
Trading Companies & Distributors 1.5%		
Beacon Roofing Supply (1)	1,978,249	96,934

Watsco	1,256,114	193,693
		290,627
Total Industrials & Business Services		3,746,881

INFORMATION TECHNOLOGY 21.5%

Internet Software & Services 8.6%

Angie's List (1)	1,926,059	24,634
Cloudera (1)	150,318	2,408
Cloudera, Lock-up Shares, Acquisition Date: 2/5/14 Cost $14,583 (1)(3)	1,001,546	15,243
CoStar Group (1)	1,124,542	296,429
Coupa Software (1)(2)	3,413,918	98,935
Dropbox, Class B, Acquisition Date: 3/31 – 6/30/17 Cost $19,857 (1)(3)(5)	2,436,422	19,857
Envestnet (1)	433,699	17,174
Eventbrite, Acquisition Date: 6/28/13, Cost $2,217 (1)(2)(3)(5)	179,516	2,741
Evernote, Acquisition Date: 11/20/12, Cost $2,296 (1)(3)(5)	190,876	353
GrubHub (1)(2)	5,505,583	240,043
Houzz, Acquisition Date: 6/3/14, Cost $6,575 (1)(3)(5)	877,600	9,896
Instructure (1)	546,798	16,131
New Relic (1)	269,470	11,590
OfferUp, Acquisition Date: 3/6/15, Cost $5,042 (1)(3)(5)	1,012,630	6,783
Quotient Technology (1)(2)	6,731,151	77,408
Shopify, Class A (1)	2,946,462	256,048
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $36,107 (1)(3)(5)	2,194,941	22,915
Trivago, ADR (1)(2)	2,687,595	63,589
Twilio, Class A (1)	2,648,598	77,101
Upwork, Acquisition Date: 1/30 – 5/21/13, Cost $290 (1)(3)(5)	40,859	168
Vroom, Acquisition Date: 10/11/16, Cost $2,286 (1)(2)(3)(5)	176,119	3,004
Wix.com (1)(2)	3,160,371	219,962
Zillow, Class A (1)(2)	3,555,493	173,650
Zillow, Class C (1)(2)	1,271,648	62,323
		1,718,385

IT Services 2.9%		
Black Knight Financial Services, Class A (1)(2)	4,593,082	188,087
Booz Allen Hamilton	3,650,765	118,796
CSRA	5,853,315	185,843
Gartner (1)	703,979	86,948
		579,674
Semiconductors & Semiconductor Equipment 0.7%		
Cavium (1)	496,757	30,864
Microsemi (1)	2,277,100	106,568
		137,432
Software 9.3%		
Atlassian, Class A (1)(2)	4,536,468	159,593
Computer Modelling (CAD)	2,210,200	17,350
Descartes Systems (1)(2)	3,956,287	96,336
Ellie Mae (1)	1,422,882	156,389
Guidewire Software (1)	2,854,900	196,160
MuleSoft, Class A (1)	691,939	17,257
Paylocity Holding (1)	2,130,146	96,240
Proofpoint (1)(2)	2,207,491	191,676
Splunk (1)	2,181,556	124,109
SS&C Technologies Holdings (2)	10,769,220	413,646
Tableau Software, Class A (1)	2,947,106	180,569
Ultimate Software Group (1)	922,604	193,802
		1,843,127
Total Information Technology		4,278,618
REAL ESTATE 0.5%		
Real Estate Management & Development 0.5%		
RE/MAX Holdings, Class A (2)	1,086,567	60,902
Redfin, Acquisition Date: 2/11/14 – 5/5/17 Cost $6,517 (1)(2)(3)(5)	2,037,896	8,417

Forward Ventures, Series G, Acquisition Date: 1/9/15 – 6/29/16 Cost $16,862 (1)(3)(5)	5,958,970	26,815
		45,061
Total Consumer Discretionary		90,010
HEALTH CARE 0.1%		
Health Care Equipment & Supplies 0.1%		
JAND, Series D, Acquisition Date: 4/23/15, Cost $15,460 (1)(3)(5)	1,346,025	12,612
		12,612
Health Care Technology 0.0%		
Doximity, Series C, Acquisition Date: 4/10/14, Cost $5,701 (1)(3)(5)	1,182,668	5,902
		5,902
Total Health Care		18,514
INFORMATION TECHNOLOGY 1.7%		
Internet Software & Services 1.3%		
Cargurus, Series D, Acquisition Date: 7/7/15 Cost $41,215 (1)(2)(3)(5)	1,014,064	54,953
Cargurus, Series E, Acquisition Date: 8/23/16 Cost $7,762 (1)(2)(3)(5)	143,227	7,761
Dropbox, Series A-1, Acquisition Date: 3/31 – 6/30/17 Cost $2,741 (1)(3)(5)	336,368	2,741
Eventbrite, Series A, Acquisition Date: 7/23/13 Cost $1,853 (1)(2)(3)(5)	150,088	2,292
Eventbrite, Series C, Acquisition Date: 7/23/13 Cost $2,701 (1)(2)(3)(5)	218,748	3,340
Eventbrite, Series F, Acquisition Date: 4/22/13 Cost $9,131 (1)(2)(3)(5)	739,506	11,292
Eventbrite, Series F-1, Acquisition Date: 2/6/14 Cost $27,375 (1)(2)(3)(5)	1,670,851	25,514
Evernote, Series 1, Acquisition Date: 11/20/12 Cost $4,591 (1)(3)(5)	381,752	867
Evernote, Series 4, Acquisition Date: 5/2 – 11/20/12 Cost $14,562 (1)(3)(5)	1,210,758	7,616

BANK LOANS 0.1% (8)		
Blue Nile, VR, 7.658%, 2/17/23 (5)	18,670,000	18,530
Total Bank Loans (Cost $18,129)		18,530
SHORT-TERM INVESTMENTS 4.4%		
Money Market Funds 4.4%		
T. Rowe Price Government Reserve Fund, 0.99% (2)(9)	861,059,864	861,060
Total Short-Term Investments (Cost $861,060)		861,060
Total Investments in Securities		
99.2% of Net Assets (Cost $13,040,362)		**$ 19,724,040**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Affiliated Company
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $879,395 and represents 4.4% of net assets.
(4) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.
(5) Level 3 in fair value hierarchy. See Note 2.
(6) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(7) In default with respect to payment of interest.
(8) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
(9) Seven-day yield
ADR American Depository Receipts
BRL Brazilian Real
CAD Canadian Dollar
GBP British Pound
IDR Indonesian Rupiah
VR Variable Rate; rate shown is effective rate at period-end.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $13,040,362)	$ 19,724,040
Receivable for investment securities sold	276,897
Receivable for shares sold	19,724
Cash deposits on futures contracts	11,280
Dividends and interest receivable	7,733
Cash	1,380
Foreign currency (cost $142)	146
Variation margin receivable on futures contracts	115
Other assets	17,880
Total assets	20,059,195
Liabilities	
Payable for shares redeemed	99,429
Payable for investment securities purchased	55,030
Investment management fees payable	10,450
Due to affiliates	717
Payable to directors	15
Other liabilities	3,207
Total liabilities	168,848
NET ASSETS	$ 19,890,347
Net Assets Consist of:	
Accumulated net investment loss	$ (23,558)
Accumulated undistributed net realized gain	1,306,364
Net unrealized gain	6,681,875
Paid-in capital applicable to 389,697,564 shares of $1.00 par value capital stock outstanding; 800,000,000 shares authorized	11,925,666
NET ASSETS	$ 19,890,347

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies. The fund has two classes of shares: the New Horizons Fund (Investor Class) and the New Horizons Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $110,000 for the six months ended June 30, 2017.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2017, the fund realized $72,311,000 of net gain on $132,059,000 of in-kind redemptions.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of all shareholders, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the six months ended June 30, 2017, the fund accepted $106,246,000 of in-kind subscriptions, all of which were from other T. Rowe Price funds.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent that the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2017, totaled $68,156,000 for the six months ended June 30, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

($000s) Investments in Securities	Market Value ($000s)	Valuation Technique(s)+	Significant Unobservable Input(s)	Value or Range of Input(s)	Impact to Valuation from an Increase in Input*
Common Stocks	$ 277,898	Recent comparable transaction price(s)	—#	—#	—#
		Expected present value	Discount for Legal Uncertainty	15%	Decrease
			Discount for Regulatory Uncertainty	28%	Decrease
			Discount Rate for Cost of Equity	8%	Decrease
		Market comparable	Enterprise Value to Sales Multiple	2.5x - 7.0x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales Growth Rate	22% - 44%	Increase
			Enterprise Value to EBITDA Multiple	12x - 17.5x	Increase
			EBITDA Growth Rate	43% - 130%	Increase
			Enterprise Value to Gross Profit	3.4x - 7.0x	Increase
			Enterprise Value to Gross Merchandise Value	0.8x	Increase
		Estimated liquidation value	—#	—#	—#
			Discount for lack of collectability	100%	Decrease

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2017, the fund held equity futures with cumulative unrealized loss of $(1,289,000); the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2017, the fund recognized $25,775,000 of realized gain on Futures and a $3,261,000 change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of June 30, 2017, cash of $11,280,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 1% and 4% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,377,060,000 and $3,464,871,000, respectively, for the six months ended June 30, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2017, the cost of investments for federal income tax purposes was $13,067,776,000. Net unrealized gain aggregated $6,654,461,000 at period-end, of which $6,902,050,000 related to appreciated investments and $247,589,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $1,429,000 for T. Rowe Price Services, Inc.; and $2,011,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2017, the fund was charged $145,000 for shareholder servicing costs related to the college savings plans, of which $99,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2017, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds.

Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2017, the fund was allocated $47,000 of Spectrum Funds’ expenses and $1,941,000 of Retirement Funds’ expenses. Of these amounts, $741,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2017, approximately 16% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2017, approximately 8% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2017.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 21, 2017